Loans from Banking Corporations	12 Months Ended
Dec. 31, 2023
Loans from Banking Corporations [Abstract]
LOANS FROM BANKING CORPORATIONS

NOTE 13 – LOANS FROM BANKING CORPORATIONS

A.	Composition:

	Interest rate	December 31
	%	2023	2022

Loan denominated in shekels	P+1.5%	99	171
Less current maturities		73	70
		26	101

B.	Additional information

In connection with a loan, which was repaid in full in 2021, as part of a loan agreement between the Company and the banking corporation of May 2015, and the amendment thereto, the latest of which is dated July 2017, the Company issued to the banking corporation 357,652 options that are exercisable into 357,652 Ordinary Shares of the Company for $0.01 in consideration for a variable exercise price, which was set as the lower of $ 0.838 per share and the lowest share price as reflected upon the occurrence of various events set out in the agreement; Those events include, among other things, a private placement (including to a related party), an initial public offering (“IPO”) and a sale of control, etc. The options expired on June 2023.

On August 26, 2021, as part of the Restructuring (see Note 1.B. above), the aforesaid options were replaced with options exercisable into Company shares in accordance with their original terms and the original agreement with the banking corporation, which stipulated that such replacement shall be carried out in the event of a restructuring.

On September 22, 2022, the company signed a warrant buyback agreement with Bank Mizrachi, canceling the bank’s warrants for a one-time fee of $165 (NIS 600 thousand). The cancellation of the option is conditional on the company becoming public until May 30, 2023.

On April 19, 2023, the Company and the bank corporation amended the warrant cancellation agreement (hereafter: the amendment). According to the amendment, the warrant is cancelled in return of $165 (NIS 600 thousand) unless there will not be IPO by November 30, 2023. The warrant cancellation agreement was extended through December 31, 2023.

On 23, October 2023 the warrant cancelation agreement was extended again though April 30, 2024, In view of the fact that the options’ exercise price is not fixed, the options classified in the statement of financial position as a financial liability measured at fair value through profit and loss on each reporting date.

As of December 31, 2023 the company estimated the value of the liability for the option according to its settlement amount due to the fact that it was certain that the company would indeed be issued in the coming days and therefore would have to pay the bank the 600 thousand NIS ($165). In 2022, the Company estimated the value of the aforesaid warrants with the assistance of an independent external appraiser at $157 respectively, under management’s assessments in connection with the different scenarios, in accordance with the following parameters and using the Black-Scholes model:

December 31,
2022

The Company share price ($) (*)	0.04
Exercise price (in $)	0.159
Expected volatility in The Company’s share price	45.6%
Expected life of the warrants (in years)	0.5
Risk-free interest	4.14%
Expected dividend yield	-

(*)	The Company’s share price is determined based on the Company’s value (that reflects a company value as a consequence of the Restructuring executed by the Company, as set out in Note 1.B. above) as appraised by the appraiser as of each date, while using the discounted cash flow method, and at discount rates of 17% to 18%.